NOTATION OF GUARANTEE

Each of the undersigned (collectively, the “Guarantors”) have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the “Guarantee”) (i) the due and punctual payment of the principal of and interest on the Securities when they become due, whether at the Stated Maturity of the Notes, a Redemption Date, a Change in Control Repurchase Date or an Optional Repurchase Date, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance and observance of all other obligations of the Issuer to the holders or the Trustee all in accordance with the terms set forth in Article 14 of the Indenture, dated as of April 18, 2007, among RAIT Financial Trust, each of the Guarantors and Wells Fargo Bank, N.A., as trustee, and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

No past, present or future shareholder, officer, trustee, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person’s status as shareholder, officer, trustee, director, employee or incorporator. Each holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

Each holder of a Note by accepting such Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

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RAIT PARTNERSHIP L.P., a Delaware limited partnership

By: RAIT General, Inc., a Maryland corporation, its general partner

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

RAIT ASSET HOLDINGS, LLC, a Delaware limited

liability company

By: RAIT Partnership, L.P., a Delaware limited partnership, its sole member

By: RAIT General, Inc., a Maryland corporation, its general partner

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer